UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2004

NANOGEN, INC.

(Exact name of registrant specified in its charter)

Delaware	000-23541	33-0489621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10398 Pacific Center Court, San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code: (858) 410-4600

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 8, 2004, Nanogen, Inc. (“Nanogen”) issued a press release which is filed as Exhibit 99.1 hereto and incorporated by reference herein. The press release announced that Nanogen’s special meeting of stockholders held on December 8, 2004, was adjourned and the vote postponed until December 15, 2004, at 2:00 p.m. Pacific time at its offices at 10398 Pacific Center Court, San Diego, California.

The Nanogen special meeting was adjourned because an insufficient number of stockholders were present or represented by proxy in order to establish a quorum.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following documents are filed as exhibits to this report:

99.1	Press Release of Nanogen, Inc., dated December 8, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOGEN, INC.

Date:	December 8, 2004	By:	/s/ Nicholas J. Venuto
		Name:	Nicholas J. Venuto
		Title:	Senior Director, Finance

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Press Release of Nanogen, Inc., dated December 8, 2004.